Taxation	12 Months Ended
Dec. 31, 2020
Income Taxes [Abstract]
Taxation
16 – TAXATION

Taxation charge	$ million
	2020	2019	2018
Current tax:
Charge in respect of current period	3,272	7,597	10,415
Adjustments in respect of prior periods	(56)	(1)	60
Total	3,216	7,596	10,475
Deferred tax:
Relating to the origination and reversal of temporary differences, tax losses and credits	(9,063)	1,377	1,438
Relating to changes in tax rates and legislation	(16)	(67)	(157)
Adjustments in respect of prior periods	430	147	(41)
Total	(8,649)	1,457	1,240
Total taxation (credit)/charge	(5,433)	9,053	11,715
Adjustments in respect of prior periods relate to events in the current period and reflect the effects of changes in rules, facts or other factors compared with those used in establishing the current tax position or deferred tax balance in prior periods.

Reconciliation of applicable tax charge at statutory tax rates to taxation charge			$ million
	2020	2019	2018
(Loss)/income before taxation	(26,967)	25,485	35,621
Less: share of profit of joint ventures and associates	(1,783)	(3,604)	(4,106)
(Loss)/income before taxation and share of profit of joint ventures and associates	(28,750)	21,881	31,515
Applicable tax (credit)/charge at standard statutory tax rates	(8,330)	7,214	11,641
Adjustments in respect of prior periods	374	146	19
Tax effects of:
Derecognition/(recognition) of deferred tax assets	1,458	846	(381)
Expenses not deductible for tax purposes	1,239	1,493	1,176
Incentives for investment and development	(557)	(757)	(557)
Exchange rate differences	339	(34)	623
Disposals	(34)	(235)	(524)
Changes in tax rates and legislation	(16)	(67)	(157)
Income/(loss) not subject to tax at standard statutory rates	6	159	(286)
Other reconciling items	88	288	161
Taxation (credit)/charge	(5,433)	9,053	11,715
The weighted average of statutory tax rates was 29% in 2020 (2019: 33%; 2018: 37%). The loss before taxation was significantly impacted by asset impairments which occurred in jurisdictions subject to relatively lower tax rates, resulting in a lower weighted average statutory tax rate as compared with 2019.

Taxes payable		$ million
	Dec 31, 2020	Dec 31, 2019
Income taxes	3,111	3,478
Sales taxes, excise duties and similar levies	2,895	3,215
Total	6,006	6,693

Included in other receivables at December 31, 2020 was income tax receivable of $1,293 million (2019: $1,328 million) (see Note 11).

2020 - Deferred tax						$ million
Deferred tax asset	Decommissioning and other provisions	Property, plant and equipment	Tax losses and credits carried forward	Retirement benefits	Other	Total
At January 1, 2020	5,380	3,014	11,629	3,660	4,361	28,044
Credit/(charge) to income	1,057	1,975	685	(250)	605	4,072
Currency translation differences	140	163	286	122	58	769
Other	(10)	80	(104)	242	60	268
At December 31, 2020	6,567	5,232	12,496	3,774	5,084	33,153
Deferred tax liability
At January 1, 2020		(28,040)		(1,093)	(2,909)	(32,042)
Credit to income		4,355		4	218	4,577
Currency translation differences		(143)		(2)	(39)	(184)
Other		27		418	(101)	344
At December 31, 2020		(23,801)		(673)	(2,831)	(27,305)
Net deferred tax asset at December 31, 2020						5,848
Deferred tax asset/liability as presented in the balance sheet at December 31, 2020
Deferred tax asset						16,311
Deferred tax liability						(10,463)

2019 - Deferred tax						$ million
Deferred tax asset	Decommissioning and other provisions	Property, plant and equipment	Tax losses and credits carried forward	Retirement benefits	Other	Total
At January 1, 2019	5,859	3,718	12,167	3,310	4,276	29,330
Credit/(charge) to income	15	(521)	(647)	(76)	10	(1,219)
Currency translation differences	56	6	57	(8)	(2)	109
Other	(550)	(189)	52	434	77	(176)
At December 31, 2019	5,380	3,014	11,629	3,660	4,361	28,044
Deferred tax liability
At January 1, 2019		(27,627)		(1,674)	(2,769)	(32,070)
(Charge)/credit to income		(227)		46	(57)	(238)
Currency translation differences		(129)		(6)	(5)	(140)
Other		(57)		541	(78)	406
At December 31, 2019		(28,040)		(1,093)	(2,909)	(32,042)
Net deferred tax liability at December 31, 2019						(3,998)
Deferred tax asset/liability as presented in the balance sheet at December 31, 2019
Deferred tax asset						10,524
Deferred tax liability						(14,522)

The presentation in the balance sheet takes into consideration the offsetting of deferred tax assets and deferred tax liabilities within the same tax jurisdiction, where this is permitted. The overall deferred tax position in a particular tax jurisdiction determines if a deferred tax balance related to that jurisdiction is presented within deferred tax assets or deferred tax liabilities.

Other movements in deferred tax assets and liabilities principally relate to acquisitions, sales of non-current assets and businesses, and amounts recognised in other comprehensive income.

The deferred tax category 'Other' primarily includes deferred tax positions in respect of leases, financial assets and liabilities, inventories, intangible assets and investments in subsidiaries, joint ventures and associates.

Deferred tax assets of $16,311 million (2019: $10,524 million) are recognised only to the extent it is considered probable that those assets will be recoverable. This involves an assessment of when those assets are likely to be recovered, and a judgement as to whether or not there will be sufficient taxable profits available to offset the assets. It is considered probable based on business forecasts that such taxable profits will be available. For Oil Products additional judgement is required; in some European jurisdictions the assessment of forecasted taxable profits resulting in deferred tax asset recognition of $778 million (2019: $1,194 million) extends for an additional 10 years beyond Shell’s regular 10 years planning horizon. In those situations, additional risking has been applied to the forecast of taxable profits.

The amount of deferred tax assets which are dependent on future taxable profits not arising from the reversal of existing deferred tax liabilities, and which relate to tax jurisdictions where Shell has suffered a loss in the current or preceding year, was $12,759 million at December 31, 2020 (2019: $8,773 million). The increase of the amount compared with 2019 is primarily due to the reduction in deferred tax liabilities or increase in deferred tax assets resulting from impairments recorded in 2020, as well as a greater number of entities having incurred a loss in 2020.

Unrecognised taxable temporary differences associated with undistributed retained earnings of investments in subsidiaries, joint ventures and associates amounted to $6,705 million at December 31, 2020 (2019: $6,356 million). These retained earnings are subject to withholding tax upon distribution.

Unrecognised deductible temporary differences, unused tax losses and credits carried forward amounted to $42,836 million at December 31, 2020 (2019: $33,068 million), including amounts of $31,873 million (2019: $24,295 million) that are subject to time limits for utilisation of five years or later, or are not time limited.

Furthermore, there are unrecognised losses for Petroleum Resource Rent Tax (PRRT) in Australia, amounting to $39,402 million as at the end of the most recent PRRT fiscal year, June 30, 2020 (June 30, 2019: $36,905 million).Based on business forecasts at existing commodity price levels, and the annual augmentation of the unused PRRT losses, this amount is expected to increase in the near future.